Exhibit 10.18
AGREEMENT
          THIS AGREEMENT, entered into this 30 day of April 2008, is by and between Accelerated Innovation LLC, a Delaware Limited Liability Company having its principal place of business at 1033 U.S. Highway 46E, Suite A204, Clifton, NJ 07013 (“Accelerated”), Cervical Xpand, LLC, a New Jersey Limited Liability Company having its principal place of business at 1033 U.S. Highway 46E, Suite A204, Clifton, NJ 07013 (“Cervical Xpand”) and Richard H. Rothman, M.D., Ph.D., an individual residing at Two Independence Place, 6th & Locust Walk, #2201, Philadelphia, PA 19106 (“Rothman”).
          Whereas, Accelerated is the owner of all right, title and interest in certain technology related to spinal, hip and knee orthopedic devices and instruments, including, but not limited to the patent applications set forth in Exhibit A (hereinafter, “Accelerated Technology”); and
          Whereas, Cervical Xpand is the owner of all right, title and interest in certain technology related to the Accin Helibone Hourglass VBR System for Spinal Surgery, including, but not limited to the patent applications set forth in Exhibit B (hereinafter, “Cervical Xpand Technology”); and
          Whereas, Rothman has certain knowledge and expertise in the field of spinal surgery and assisted Accelerated in the development and commercialization some of Accelerated’s Technology; and
          Whereas, Rothman has certain knowledge and expertise in the field of spinal surgery with VBR devices, and assisted Cervical Xpand in the development and commercialization some of Cervical Xpand’s Technology; and
          Whereas, Rothman assisted Accelerated in the development and/or commercialization some of the Accelerated Technology; and
          Whereas, Rothman assisted Cervical Xpand in the development and/or commercialization some of the Cervical Xpand Technology; and
          Whereas, the parties recognize Rothman’s on-going relationship as a volunteer faculty member with Thomas Jefferson University (the “University”).
          NOW, THEREFORE, for good and valuable consideration, the receipt for and sufficiency of which is hereby acknowledged, Rothman does hereby represent and warrant as follows:
1.1. Rothman hereby represents and warrants that the subject matter of Rothman’s research and/or services performed for University is not related to Rothman’s contributions to the Accelerated Technology and to the Cervical Xpand Technology.
1.2. Rothman hereby represents and warrants that Rothman will not assert any rights in any Accelerated Technology or any Cervical Xpand Technology.
1.3. Rothman hereby represents and warrants that his contributions to the inventions as disclosed in the Accelerated Technology and the Cervical Xpand Technology are not subject to any pre-existing or co-existing obligations to any third party.

1.4. Rothman hereby represents and warrants that Rothman’s contributions to the Accelerated Technology and the Cervical Xpand Technology did not violate any of his outstanding obligations with the University, including his obligations under the University’s Intellectual Property policy.
1.5. Rothman hereby represents and warrants that to Rothman’s knowledge, no composition, method, software or device incorporating his inventions would infringe any patent, copyright or other proprietary right of any third party.
1.6. Rothman hereby represents and warrants that Rothman has no other obligations to assign any inventions made, conceived or reduced to practice during his relationship with Accelerated or Cervical Xpand.
1.7. Rothman hereby represents and warrants that the terms of this Agreement are not inconsistent with any other contractual or legal obligations that Rothman may have or with the policies of any institution or company with which Rothman is or was associated.
1.8. Rothman hereby represents and warrants that all of Rothman’s contributions to the Accelerated Technology and to the Cervical Xpand Technology were Rothman’s original work and that, to Rothman’s knowledge, none of his inventions or any development, use, production, distribution, or exploitation thereof will infringe, misappropriate, or violate any intellectual property or other right of any other person or entity (including, without limitation, Rothman).
1.9. Rothman has the full right to enter into this Agreement and to provide Accelerated and Cervical Xpand with the representations and warranties and rights provided for herein.
2. MISCELLANEOUS PROVISIONS.
2.1. Assignment:
This Agreement cannot be assigned by either party without the prior written consent of the other party, which will not be unreasonably withheld, except that Accelerated and Cervical Xpand may assign this Agreement to any successor of all or substantially all of its business to which this Agreement relates without the prior written consent of Rothman.
2.2. Binding Effect:
This Agreement will be binding on and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.
2.3. Force Majeure:
No party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement if such delay or failure arises by any reason beyond its reasonable control, including any act of God, any acts of the common enemy, terrorism, the elements, earthquakes, floods, fires, epidemics, riots, failure or delay in transportation or communications, or any other act or failure to act by another party or such other party’s employees, agents, or contractors; provided, however, that lack of funds will not be deemed to be reasons beyond a party’s reasonable control. The parties will promptly inform and consult with each other as to any of the above causes, which in their judgment may or could be the cause of a delay in the performance of this Agreement.
2.4. Waiver:
The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions or any other provisions.
2.5. Governing Law:
This Agreement will be governed for all purposes by the laws of the State of New Jersey. If any provision of this Agreement is declared void, such provision will be deemed severed from this Agreement, which will otherwise remain in full force and effect.
2.6. Jurisdiction; Service of Process:
Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.
2.7. Costs:
Rothman agrees that if he is held by any court of competent jurisdiction to be in violation, breach, or nonperformance of any of the terms of this Agreement, then he will pay all costs of such action or suit, including reasonable attorneys’ fees.
2.8. Section Headings; Construction:
The heading appearing at the beginning of the several sections making up this Agreement have been inserted for identification and reference purposes only and will not be used in the construction and interpretation of this Agreement.
2.9. Remedies:
2.10. All rights conferred under this Agreement or by any other instrument or law will be cumulative and may be exercised singularly or concurrently.
2.11. Amendments:
This Agreement may only be amended, changed, or modified in a writing signed by both parties.
2.12. Relationship of the Parties:
Each party is acting as an independent contractor and not as employee, agent, partner, or joint venturer with the other party for any purpose. Except as provided in this Agreement, neither party will have any right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.

2.13. Counterparts:
This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement, and all of which, when taken together, will be deemed to constitute one and the same Agreement.
2.14. Entire Agreement:
The parties agree that this Agreement constitutes the complete and exclusive statement of the agreement between them as to the specific subject matter hereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereby intending to be legally bound, have caused this Agreement to be executed by their duly authorized representatives.

AGREED TO AND ACCEPTED BY:

Richard H. Rothman, M.D. Ph.D		Accelerated Innovation LLC

By:	/s/ Richard H. Rothman	By:	/s/ Michael Kvitnitsky

	(Signature)		(Signature)

Name:	Richard H. Rothman	Name:	Michael Kvitnitsky

(Print)

Date: 4-30-2008		Date: 4-30-2008

Cervical Xpand LLC

		By:	/s/ Michael Kvitnitsky

(Signature)

Name: Michael Kvitnitsky

Date: 4-30-2008

Acknowledged By University:

By:
(Signature)

Name:
(Print)

Date:

EXHIBIT A

PATENT
KGGD	APPLICATION	DATE
NO.	NO.	FILED	TITLE OF INVENTION
622/2	60/658,365)	(03/03/05)	DYNAMIC STABILIZER
622/2A	11/186,699	07/21/05	VERTEBRAL STABILIZATION USING FLEXIBLE RODS
622/2B	11/325,104	1/4/06	METHODS AND APPARATUS FOR VERTEBRAL STABILIZATION USING SLEEVED SPRINGS
	60/658,365)	(3/3/05)
622/3	11/348,594 60/658,313)	02/07/06 (03/03/05)	METHODS AND APPARATUS FOR PROVIDING A RETAINER FOR A BONE STABILIZATION DEVICE
622/5	60/658,227)	(03/03/05)	PEDICLE SCREW
622/5A	11/360,708	02/23/06	SPINAL STABILIZATION USING BONE ANCHOR AND ANCHOR SEAT WITH TANGENTIAL WITH LOCKING FEATURE
622/5B	11/360,707	02/23/06	SPINAL STABILIZATION USING BONE ANCHOR SEAT AND CROSS COUPLING WITH IMPROVED LOCKING FEATURE
622/6	11/385,083 60/665,010)	03/21/06 (03/24/05)	METHOD AND APPARATUS FOR BONE STABILIZATION
622/7	11/376,977	03/16/06	INTERVERTEBRAL DISC REPLACEMENT DEVICE
	60/665,009	(03/24/05)
622/8	Non-Provisional No.	05/26/05	COATED MATERIAL PEDICLE SCREW AND ROD
11/137,963
622/9	11/443,425	05/30/06	VERTEBRAL FACET STABILIZER
	60/688,421	(06/08/05)
622/10	11/488,817	07/18/06	INTERVERTEBRAL DISC REPLACEMENT DEVICE WITH RESILIENT SUPPORT

EXHIBIT B

PATENT
KGGD	APPLICATION	DATE
NO.	NO.	FILED	TITLE OF INVENTION
622/4A	Non-Provisional No.	07/07/05	INTERVERTEBRAL STABILIZER
11/176,915
	(Provisional No.	(03/03/05)
60/658,345)
622/4 PCT	PCT/US05/27506	08/03/05	INTERVERTEBRAL STABILIZER
622/4B	Non-Provisional No.	07/07/05	CERVICAL INTERVERTEBRAL STABILIZER
11/176,916
	(Provisional No.	(03/03/05)
60/658,345)
622/4C	Non-Provisional No.	07/07/05	ANTERIOR LUMBAR INTERVERTEBRAL STABILIZER
11/176,717
	(Provisional No.	(03/03/05)
60/658,345)
622/4D	Non-Provisional No.	07/07/05	POSTERIOR LUMBAR INTERVERTEBRAL STABILIZER
11/176,175
	(Provisional No.	(03/03/05)
60/658,345)
622/4E	Non-Provisional No. 11/176,914	07/07/05	INTERVERTEBRAL STABILIZER, METHODS OF USE AND INSTRUMENTATION THEREFOR
	(Provisional No.	(03/03/05)
60/658,345)
622/4 EP	05778926.5-1257	August 8, 2007	INTERVERTEBRAL STABILIZER, METHODS OF USE AND INSTRUMENTATION THEREFOR